Exhibit 99.1

Senti Bio Announces Additional $11.5 Million of  Financing

– Approximately $10 million additional investment in private placement equity financing –

– $1.5 million from CIRM grant first announced in June 2024 –

– Cash runway guidance extended into 2026 –

SOUTH SAN FRANCISCO, Calif., January 6, 2025 – Senti Biosciences, Inc. (Nasdaq: SNTI) (“Senti Bio” or the “Company”), a clinical-stage biotechnology company developing next-generation cell and gene therapies using its proprietary Gene Circuit platform, today announced that it has secured an additional investment of approximately $10.0 million in gross proceeds from Celadon Partners adding to the previously announced PIPE financing round.

This additional funding brings the total raised in the round to $47.6 million.

The PIPE financing, announced on December 2, 2024, was led by Celadon Partners, with participation from New Enterprise Associates (NEA), Leaps by Bayer, Nantahala Capital, The Red Hook Fund LP, and other institutional and accredited investors. The Company intends to use the net proceeds from the offering, together with existing cash, cash equivalents and investments, to fund the continued development of its SENTI-202 program and manufacturing ramp-up, other research and development activities, and for general corporate purposes.

Leerink Partners acted as the placement agent for the PIPE financing.

The securities sold in the PIPE financing are being made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. Concurrently with the execution of the securities purchase agreement, Senti Bio and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the common stock issued or issuable in connection with the PIPE financing.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. Any offering of the securities described above under the resale registration statement will only be by means of a prospectus.

In addition, on January 1, 2025, the Company also received an additional $1.5 million from its $8 million grant from the California Institute for Regenerative Medicines (“CIRM”) that was first announced in June 2024, which brings the total CIRM amount received by the Company to $6.4 million.

About Senti Bio
Senti Bio is a clinical-stage biotechnology company developing a new generation of cell and gene therapies for patients living with incurable diseases. To achieve this, Senti Bio is leveraging a synthetic biology platform called Gene Circuits to create therapies with enhanced precision and control. These Gene Circuits are designed to precisely kill cancer cells, spare healthy cells, increase specificity to target cells and control the expression of drugs even after administration. Senti Bio’s wholly-owned pipeline includes off-the-shelf CAR-NK cells, outfitted with Gene Circuits, to target challenging liquid and solid tumor indications. Senti Bio’s lead program SENTI-202, a Logic Gated CD33 and/or FLT3-targeting hematologic cancer therapeutic candidate, demonstrated complete remissions in 2 of 3 patients in initial clinical data as of September 19, 2024. Senti Bio has also preclinically demonstrated that its Gene Circuits can function in T cells. Additionally, Senti Bio has preclinically demonstrated the potential breadth of Gene Circuits in other cell and gene therapy modalities, diseases outside of oncology, and continues to advance these capabilities through partnerships with Roche/Spark Therapeutics and Bayer/BlueRock Therapeutics.

Forward-Looking Statements
This press release contains certain statements that are not historical facts and are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the words “believe,” “could,” “predict,” “continue,” “ongoing,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “forecast,” “seek,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations of Senti Bio’s management and assumptions, whether or not identified in this document, and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding future events, including the subsequent closing of the Company’s private placement offering, the development of the SENTI-202 program, and financial projections and future financial and operating results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Senti Bio. Many factors could cause actual future results to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions, (ii) changes in the competitive and highly regulated industries in which Senti Bio operates, variations in operating performance across competitors, changes in laws and regulations affecting Senti Bio’s business, (iii) the ability to implement business plans, forecasts and other expectations, (iv) the risk of downturns and a changing regulatory landscape in Senti Bio’s highly competitive industry, (v) risks relating to the uncertainty of any projected financial information with respect to Senti Bio, (vi) risks related to uncertainty in the timing or results of Senti Bio’s clinical trial initiation and the progress of clinical trials, patient enrollment, and GMP manufacturing activities, (vii) Senti Bio’s dependence on third parties in connection with clinical trial startup, clinical studies, and GMP manufacturing activities, (viii) risks related to delays and other impacts from macroeconomic and geopolitical events, increasing rates of inflation and rising interest rates on business operations, (ix) risks related to the timing and utilization of Senti Bio’s grant from CIRM and net proceeds of the PIPE financing, and (x) the success of any future research and development efforts by Senti Bio. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Senti Bio’s most recent Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission (“SEC”), and other documents filed by Senti Bio from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements in this document. There may be additional risks that Senti Bio does not presently know, or that Senti Bio currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements in this document. Forward-looking statements speak only as of the date they are made. Senti Bio anticipates that subsequent events and developments may cause Senti Bio’s assessments to change. Except as required by law, Senti Bio assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Senti Bio Contact:
Investors: investors@sentibio.com
Media: media@sentibio.com